Exhibit 10.2

AMENDED AND RESTATED CONTRIBUTION, CONVEYANCE AND

ASSUMPTION AGREEMENT

AMONG

OSG BULK SHIPS, INC.,

OSG SHIP MANAGEMENT, INC.,

OSGAMLP ONE PERCENT INTEREST CORPORATION,

OSG AMERICA LLC

AND

OSG AMERICA L.P.

Table of Contents

		Page

ARTICLE I

Definitions

SECTION 1.01.	Definitions	4

ARTICLE II

Contribution and Conveyance

SECTION 2.01.	Acknowledgement of Transfer by Bulk Ships of Luxmar and Maremar Interests	5
SECTION 2.02.	Transfer by Bulk Ships of OSG MLP Operating Company Interests	6
SECTION 2.03.	Transfer by OSGM of ATC Interest	6
SECTION 2.04.	Issuance of New Units and Payment of Reimbursement Payment for Luxmar and Maremar Interests and OSG MLP Operating Company Interest	6
SECTION 2.05.	Issuance of New Units to OSGM for ATC Interest	6
SECTION 2.06.	Conversion of Bulk Ships’ Limited Partner Interest	6
SECTION 2.07.	Conversion of One Percent’s Limited Partner Interest	6
SECTION 2.08.	Conversion of OSG MLP General Partner’s General Partner Interest	6
SECTION 2.09.	OSG MLP’s Receipt of OSG MLP Operating Company Interest and Luxmar and Maremar Interests	7
SECTION 2.10.	OSG MLP General Partner’s Receipt of ATC Interest	7
SECTION 2.11.	Bulk Ships’, One Percent’s and OSG MLP General Partner’s Receipt of New Units and Reimbursement Payment	7
SECTION 2.12.	OSGM Receipt of New Units	7
SECTION 2.13.	Transfer of Luxmar and Maremar Interest	7

ARTICLE III

Assumption of Certain Liabilities

SECTION 3.01.	Assumption of Liabilities	7

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		Page

ARTICLE IV

Representations and Warranties

SECTION 4.01.	Representations and Warranties of Bulk Ships	8
SECTION 4.02.	Representations and Warranties of OSGM	9
SECTION 4.03.	DISCLAIMER OF WARRANTIES	9

ARTICLE V

Further Assurances

SECTION 5.01.	Further Assurances	11

ARTICLE VI

Miscellaneous

SECTION 6.01.	Survival of Representations and Warranties	11
SECTION 6.02.	Costs	11
SECTION 6.03.	Headings; References; Interpretation	11
SECTION 6.04.	Successors and Assigns	12
SECTION 6.05.	No Third Party Rights	12
SECTION 6.06.	Counterparts	12
SECTION 6.07.	Governing Law	12
SECTION 6.08.	Severability	12
SECTION 6.09.	Deed; Bill of Sale; Assignment	12
SECTION 6.10.	Amendment or Modification	12
SECTION 6.11.	Entire Agreement	12

ii

AMENDED AND RESTATED CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of                , 2007, between OSG BULK SHIPS, INC., a New York corporation (“Bulk Ships”), OSG SHIP MANAGEMENT, INC., a Delaware corporation (“OSGM”), OSGAMLP ONE PERCENT INTEREST CORPORATION, a Delaware corporation (“One Percent”), OSG AMERICA LLC, a Delaware limited liability company (“OSG MLP General Partner”) and OSG AMERICA L.P., a Delaware limited partnership (“OSG MLP”).

RECITALS

WHEREAS Bulk Ships and OSG MLP General Partner have formed OSG MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) for the purpose of, among other things: (a) acquiring and owning all of the outstanding limited liability company interests of certain subsidiaries of Bulk Ships that own or operate certain U.S. flag product carriers and barges used to  provide marine transportation, distribution and logistics services for  the transportation of crude oil and refined petroleum products and (b) to acquire from OSGM 37.5% of the outstanding limited liability company interests of Alaska Tanker Company, LLC (the “ATC Interest”), a joint venture that operates tankers used to transport crude-oil from Alaska to the continental United States; and

WHEREAS in order to accomplish the objectives and purposes in the preceding recital:

1.               Bulk Ships formed OSG MLP General Partner on May 14, 2007, pursuant to the Delaware Limited Liability Company Act (the “Delaware LLC Act”), and contributed $1,000 in exchange for all of the limited liability company interests in OSG MLP General Partner.

2.               Bulk Ships and OSG MLP General Partner formed OSG MLP on May 14, 2007, pursuant to the DRULPA, and Bulk Ships contributed $980 in exchange for a limited partner interest representing a 98% interest in OSG MLP and OSG MLP General Partner contributed $20 in exchange for a general partner interest representing a 2% interest in OSG MLP.

3.               On August 30, 2007, Bulk Ships transferred a limited partner interest representing a 1% interest in OSG MLP to One Percent such that after such transfer to One Percent Bulk Ships held a limited partner interest representing a 97% interest in OSG MLP and OSG MLP General Partner held a general partner interest representing a 2% interest in OSG MLP.

4.               On August 30, 2007, pursuant to that certain Conveyance and Assumption Agreement dated August 30, 2007, between Bulk Ships and OSG MLP (the “Original Contribution Agreement”), Bulk Ships conveyed to OSG

MLP all of its right title and interest in and to all of the limited liability company interests in each of Luxmar Tanker LLC and Maremar Tanker LLC, each a Delaware limited liability company  (the “Luxmar and Maremar Interests”), in consideration for the agreement by OSG MLP when and if the Registration Statement (as defined below) becomes effective and the Offering (as defined below) is consummated, to make a cash distribution, in an aggregate amount not to exceed $150,000,000, to reimburse Bulk Ships for certain preformation capital expenditures for the vessel Overseas Luxmar owned by Luxmar Tanker LLC, the vessel Overseas Maremar owned by Maremar Tanker LLC and certain other vessels expected to be transferred to OSG MLP.

5.               On October 2, 2007, Bulk Ships formed OSG America Operating Company LLC (“OSG MLP Operating Company”) pursuant to the Delaware LLC Act and contributed $1,000 in exchange for all of the limited liability company interests in OSG MLP Operating Company.

6.               On October 31, 2007, Bulk Ships contributed to OSG MLP Operating Company, of which Bulk Ships is the sole member, all of the limited liability company interests in the Bulk Ships Subsidiaries (as defined below) as an additional capital contribution.

WHEREAS in connection with the closing of the Offering (as defined below) and concurrently with the consummation of the transactions contemplated hereby, each of the following shall occur:

1.               It is acknowledged that Bulk Ships, on behalf of itself, One Percent and OSG MLP General Partner, conveyed to OSG MLP the Luxmar and Maremar Interests on August 30, 2007 and Bulk Ships, on behalf of itself, One Percent and OSG MLP General Partner, will transfer to OSG MLP, subsequent to the execution of the Underwriting Agreement (as defined below), the OSG MLP Operating Company Interest (as defined below). As consideration therefor, OSG MLP will (a)(i) issue to Bulk Ships 6,496,827 Common Units (as defined below), (ii) 14,999,999 Subordinated Units (as defined below) and (iii) pay to Bulk Ships the Reimbursement Payment (as defined below), (b) issue to One Percent 277,413 Common Units and (c)(i) issue to OSG MLP General Partner the Incentive Distribution Rights and (ii) issue to OSG MLP General Partner 612,244 General Partner Units.

2.               OSGM will convey to OSG MLP, subsequent to the execution of the Underwriting Agreement, the ATC Interest. As consideration therefor, OSG MLP will issue to OSGM, and OSGM will receive 725,759 Common Units.

3.               Bulk Ships’ limited partner interest representing a 97% interest in OSG MLP, prior to the execution of the Underwriting Agreement, will be converted into one Subordinated Unit.

4.               One Percent’s limited partner interest representing a 1% interest in OSG MLP, prior to the execution of the Underwriting Agreement, will be converted into one Common Unit.

5.               OSG MLP General Partner’s general partner interest representing a 2% interest in OSG MLP, prior to the execution of the Underwriting Agreement, will be converted into one General Partner Unit.

6.               OSG MLP will transfer the Luxmar and Maremar Interests to OSG MLP Operating Company.

7.               OSG MLP, through the underwriters of the Offering (the “Underwriters”) and pursuant to the Underwriting Agreement, will sell 7,500,000 Common Units to the public in exchange for $           (the “Offering Proceeds”).

8.               OSG MLP will use the Offering Proceeds to (a) pay the underwriting discounts and commissions and expenses incurred by OSG MLP in connection with the Offering and (b) make the Reimbursement Payment.

WHEREAS the parties hereto wish to amend and restate the Original Contribution Agreement in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby amend and restate the Original Contribution Agreement in its entirety as follows:

ARTICLE I

Definitions

SECTION 1.01. Definitions. For the purposes of this Agreement:

“ATC Interest” has the meaning given to such terms in the recitals to this Agreement.

“Bulk Ships Subsidiaries” means the Delaware limited liability companies set forth on Exhibit A hereto that own or operate the vessel set forth opposite their name.

“Common Units” has the meaning assigned to such term in the Partnership Agreement (as defined below).

“Delaware LLC Act” has the meaning given to such term in the recitals to this Agreement.

“DRULPA” has the meaning given to such term in the recitals to this Agreement.

“Incentive Distribution Rights” has the meaning assigned to such term in the Partnership Agreement.

“Interests” means the Luxmar and Maremar Interests, the OSG MLP Operating Company Interest and the ATC Interest.

“Laws” or “Law” means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

“Luxmar and Maremar Interests” has the meaning given to such term in the recitals to this Agreement.

“Offering” means the initial public offering of approximately 7,500,000 Common Units by OSG MLP to the public.

“Offering Proceeds” has the meaning given to such term in the recitals to this Agreement.

“Omnibus Agreement” means the Omnibus Agreement to be entered into among Overseas Shipholding Group, Inc., OSG MLP General Partner and OSG MLP.

“Original Contribution Agreement” has the meaning given to such term in the recitals to this Agreement.

“OSG MLP Operating Company Interest” means all of the limited liability company interests of OSG MLP Operating Company.

“Parties” means the parties to this Agreement and their successors and permitted assigns.

“Partnership Agreement” means the Form of Amended and Restated Agreement of Limited Partnership of OSG MLP attached as Appendix A to the Registration Statement, as amended, supplemented or otherwise modified from time to time.

“Registration Statement” means the registration statement on Form S-1 (File No. 333-145341) filed by OSG MLP for the Offering, as may be amended.

“Reimbursement Payment” means an aggregate amount equal to $[136,500,000], to reimburse Bulk Ships, One Percent and OSG MLP General Partner for certain preformation capital expenditures in respect of Overseas Luxmar, Overseas Maremar and certain other vessels being transferred to OSG MLP.

“Subordinated Units” has the meaning assigned to such term in the Partnership Agreement.

“Underwriters” has the meaning given to such term in the recitals to this Agreement.

“Underwriting Agreement” means the Underwriting Agreement by and among Overseas Shipholding Group, Inc., OSG MLP General Partner, OSG MLP, the Underwriters and the other parties thereto, dated as of             , 2007.

“Vessel Owning Subsidiaries” means collectively Overseas Luxmar, Overseas Maremar, the OSG Maritrans Subsidiaries and the Bulk Ships Subsidiaries.

“Vessels” means the vessels owned or operated by the Vessel Owning Subsidiaries.

ARTICLE II

Contribution and Conveyance

SECTION 2.01. Acknowledgement of Transfer by Bulk Ships of Luxmar and Maremar Interests. Bulk Ships and OSG MLP hereby acknowledge the assignment, conveyance, transfer and delivery by Bulk Ships, on behalf of itself, One

Percent and OSG MLP General Partner, to OSG MLP of all of its right, title and interest in and to all of the Luxmar and Maremar Interests on August 30, 2007.

SECTION 2.02. Transfer by Bulk Ships of OSG MLP Operating Company Interests. Bulk Ships, on behalf of itself, One Percent and OSG MLP General Partner, hereby assigns, conveys, transfers and delivers to OSG MLP all of its right, title and interest in and to the OSG MLP Operating Company Interest and OSG MLP hereby acquires and accepts from Bulk Ships all right, title and interest of Bulk Ships in and to OSG MLP Operating Company Interest.

SECTION 2.03. Transfer by OSGM of ATC Interest. OSGM hereby assigns, conveys, transfers and delivers to OSG MLP all of its right, title and interest in and to the ATC Interest and OSG MLP hereby acquires and accepts from OSGM all right, title and interest of OSGM in and to the ATC Interest.

SECTION 2.04. Issuance of Units and Payment of Reimbursement Payment for Luxmar and Maremar Interests and OSG MLP Operating Company Interest. OSG MLP hereby (a)(i) issues to Bulk Ships 6,496,827 Common Units, (ii) issues to Bulk Ships 14,999,999 Subordinated Units and (iii) makes a cash distribution to Bulk Ships in an aggregate amount equal to the Reimbursement Payment, (b) issues to One Percent 277,214 Common Units and (c)(i) issues the OSG MLP General Partner the Incentive Distribution Rights and (ii) issues to OSG MLP General Partner 612,244 General Partner Units.

SECTION 2.05. Issuance of Units to OSGM for ATC Interest. OSG MLP hereby issues to OSGM 725,759 Common Units.

SECTION 2.06. Conversion of Bulk Ships’ Limited Partner Interest. OSG MLP hereby converts Bulk Ships’ limited partner interest representing a 97% interest in OSG MLP, prior to the execution of the Underwriting Agreement, into one Subordinated Unit and Bulk Ships hereby acknowledges receipt of such one Subordinated Unit.

SECTION 2.07. Conversion of One Percent’s Limited Partner Interest. OSG MLP hereby converts One Percent’s limited partner interest representing a 1% interest in OSG MLP, prior to the execution of the Underwriting Agreement, into one Common Unit and One Percent hereby acknowledges receipt of such one Common Unit.

SECTION 2.08. Conversion of OSG MLP General Partner’s General Partner Interest. OSG MLP hereby converts OSG MLP General Partner’s general partner interest representing a 2% interest in OSG MLP, prior to the execution of the Underwriting Agreement, into one General Partner Unit and OSG MLP hereby acknowledges receipt of such one General Partner Unit.

SECTION 2.09. OSG MLP’s Receipt of OSG MLP Operating Company Interest and Luxmar and Maremar Interests. As consideration for (a) the issuance of 6,774,241 Common Units, 14,999,999 Subordinated Units, the Incentive Distribution Rights and 612,244 General Partner Units and (b) the making of the Reimbursement Payment, OSG MLP hereby acknowledges receipt of the OSG MLP Operating Company Interest and the Luxmar and Maremar Interests.

SECTION 2.10. OSG MLP’s Receipt of ATC Interest. As consideration for the issuance of 725,759 Common Units OSG MLP hereby acknowledges receipt of the ATC Interest.

SECTION 2.11. Bulk Ships’, One Percent’s and OSG MLP General Partner’s Receipt of Units and Reimbursement Payment. As consideration for the OSG MLP Operating Company Interest and the Luxmar and Maremar Interests, (a) Bulk Ships hereby acknowledges receipt of (i) 6,496,827 Common Units, (ii) 14,999,999 Subordinated Units and (c) the Reimbursement Payment, (b) One Percent hereby acknowledges receipt of 277,414 Common Units and (c) OSG MLP General Partner hereby acknowledges receipt of (i) the Incentive Distribution Rights and (ii) 612,244 General Partner Units.

SECTION 2.12. OSGM Receipt of Units. As consideration for the ATC Interest, OSGM hereby acknowledges receipt of 725,759 Common Units.

SECTION 2.13. Transfer of Luxmar and Maremar Interest. OSG MLP hereby transfers the Luxmar and Maremar Interests to OSG MLP Operating Company and OSG MLP Operating Company hereby acknowledges receipt of such Luxmar and Maremar Interests.

ARTICLE III

Assumption of Certain Liabilities

SECTION 3.01. Assumption of Liabilities. In connection with the transfer of the OSG MLP Operating Company Interest by Bulk Ships, on behalf of itself, One Percent and OSG MLP General Partner, as described in Article II above, OSG MLP hereby assumes and agrees to duly and timely pay, perform and discharge when due all of liabilities and obligations of the applicable Vessel Owning Subsidiary relating the construction costs or rebuilding expenses with respect to the vessels OSG Endurance, OSG Courageous and OSG 243, to the full extent that such Vessel Owning Subsidiary has been or would have been in the future obligated to pay, perform and discharge such liabilities and obligations were it not for the execution and delivery of this Agreement; provided, however, that such assumption and agreement to duly and timely pay, perform and discharge such liabilities and obligations shall not (a) increase the obligation of OSG MLP with respect to such liabilities and obligations beyond that of the applicable Vessel Owning Subsidiary, (b) waive any defense that was available to such Vessel

Owning Subsidiary with respect to such liabilities and obligations or (c) enlarge any rights or remedies of any third party under or with respect to any such liabilities and obligations.

ARTICLE IV

Additional Transaction

SECTION 4.01. Exercise of the Over-Allotment Option. The Parties agree that if the Underwriters exercise their over-allotment option with respect to the Offering, OSG MLP shall redeem first from One Percent, second from OSGM and third from Bulk Ships until an aggregate number of Common Units has been redeemed equal to the number of Common Units issued upon the exercise of the over-allotment option, at a price per common unit equal to the price per Common Unit before expenses, but after underwriting discounts, commissions and structuring fees.

ARTICLE V

Representations and Warranties

SECTION 5.01. Representations and Warranties of Bulk Ships. Bulk Ships hereby represents and warrants to OSG MLP as follows:

(a)  Organization, Standing and Power. Each of the Vessel Owning Subsidiaries is a limited liability company duly formed, validly existing and in good standing under Delaware law and has the power to own, lease, charter, operate or otherwise hold its assets and to conduct its businesses as presently conducted.

(b)  Authority; Execution and Delivery; Enforceability. Bulk Ships has full power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Bulk Ships of this Agreement and the consummation by Bulk Ships of the transactions contemplated hereby have been duly authorized by all necessary corporate action. Bulk Ships has duly executed and delivered this Agreement and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity at law.

(c)  No Conflicts; Consents. The execution, delivery and performance by Bulk Ships of this Agreement will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under any provision of (i) its or any Vessel Owning Subsidiary’s certificate of formation or certificate of incorporation or by-laws or other organizational documents, (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, contract, lease, license, indenture, agreement, commitment or other legally binding arrangement to which it or any Vessel Owning Subsidiary is a party or by which any of its  or any Vessel Owning Subsidiary’s assets may be bound or (iii)  any applicable Law. Except as already obtained, no material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

(d)  The Interests. Bulk Ships has good and valid title to the Luxmar and Maremar Interests and the OSG MLP Operating Company Interest, free and clear of all mortgages, liens, security interests, covenants, options, claims, restrictions, or encumbrances of any kind. With respect to the Luxmar and Maremar Interests and the

OSG MLP Operating Company Interest, there is no further obligation to make any capital contribution to the applicable Vessel Owning Subsidiary.

SECTION 5.02. Representations and Warranties of OSGM. OSGM hereby represents and warrants to OSG MLP as follows:

(a)  Organization, Standing and Power. Alaska Tanker Company, LLC (“ATC”) is a limited liability company duly formed, validly existing and in good standing under Delaware law and has the power to own, lease, charter, operate or otherwise hold its assets and to conduct its businesses as presently conducted.

(b)  Authority; Execution and Delivery; Enforceability. OSGM has full power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by OSGM of this Agreement and the consummation by OSGM of the transactions contemplated hereby have been duly authorized by all necessary corporate action. OSGM has duly executed and delivered this Agreement and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity at law.

(c)  No Conflicts; Consents. The execution, delivery and performance by OSGM of this Agreement will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under any provision of (i) its or ATC’s certificate of formation or certificate of incorporation or by-laws or other organizational documents, (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, contract, lease, license, indenture, agreement, commitment or other legally binding arrangement to which it or ATC is a party or by which any of its or ATC’s assets may be bound or (iii) any applicable Law. Except as already obtained, no material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

(d)  The Interests. OSGM has good and valid title to the ATC Interest, free and clear of all mortgages, liens, security interests, covenants, options, claims, restrictions, or encumbrances of any kind. With respect to the ATC Interest, there is no further obligation to make any capital contribution to the ATC.

SECTION 5.03. DISCLAIMER OF WARRANTIES. (a)  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING THE OMNIBUS AGREEMENT, THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES  DISCLAIMS AND DENIES ANY REPRESENTATIONS, WARRANTIES,

PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (i) THE VALUE, NATURE, QUALITY OR CONDITION OF THE VESSEL OWNING SUBSIDIARIES AND THE ASSETS OWNED BY THE VESSEL OWNING SUBSIDIARIES (INCLUDING THE VESSELS), INCLUDING THE ENVIRONMENTAL CONDITION OF SUCH ASSETS GENERALLY, INCLUDING, THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON SUCH ASSETS, (ii) THE INCOME TO BE DERIVED FROM SUCH ASSETS, (iii) THE SUITABILITY OF SUCH ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, THEREBY OR THEREWITH, (iv) THE COMPLIANCE OF OR BY SUCH ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ENVIRONMENTAL PROTECTION OR POLLUTION LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (v) THE SEAWORTHINESS, HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING THE OMNIBUS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT  HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS OF THE VESSEL OWNING SUBSIDIARIES AND IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS OF THE VESSEL OWNING SUBSIDIARIES AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE OTHER PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING THE OMNIBUS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS OF THE VESSEL OWNING SUBSIDIARIES FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING THE OMNIBUS AGREEMENT, EACH OF THE PARTIES HEREBY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW,  THE ASSETS OWNED BY THE VESSEL OWNING SUBSIDIARIES, AS PROVIDED FOR HEREIN, ARE CONVEYED  IN AN “AS IS,” “WHERE IS” CONDITION WITH ALL FAULTS, AND THE  ASSETS OF THE VESSEL OWNING SUBSIDIARIES ARE CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION, NEGATION AND DENIAL OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS OF

THE VESSEL OWNING SUBSIDIARIES THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, THE OMNIBUS AGREEMENT.

ARTICLE VI

Further Assurances

SECTION 6.01. Further Assurances. From time to time, as and when requested by any Party, each Party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other Party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement including, in the case of Bulk Ships, executing and delivering to OSG MLP such assignments, deeds, bills of sale, consents and other instruments as OSG MLP may reasonably request as necessary or desirable for such purpose.

ARTICLE VII

Miscellaneous

SECTION 7.01. Survival of Representations and Warranties. The representations and warranties of Bulk Ships and OSGM in this Agreement and in or under any documents, instruments and agreements delivered pursuant to this Agreement, will survive the completion of the transactions contemplated hereby regardless of any independent investigations that OSG MLP may make or cause to be made, or knowledge it may have, prior to the date of this Agreement and will continue in full force and effect for a period of one year from the date of this Agreement. At the end of such period, such representations and warranties will terminate, and no claim may be brought by OSG MLP against Bulk Ships or OSGM thereafter based upon such representations and warranties.

SECTION 7.02. Costs. OSG MLP shall pay any and all sales, use and similar taxes arising out of the conveyances and deliveries to be made hereunder and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.

SECTION 7.03. Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, respectively. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter, and whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

SECTION 7.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

SECTION 7.05. No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

SECTION 7.06. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties.

SECTION 7.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

SECTION 7.08. Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

SECTION 7.09. Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable Law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the Interests.

SECTION 7.10. Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto.

SECTION 7.11. Entire Agreement. This Agreement constitutes the entire agreement of the Parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties set forth below.

OSG BULK SHIPS, INC.,

by:

Name:
Title:

OSG SHIP MANAGEMENT, INC.,

by:

Name:
Title:

OSGAMLP ONE PERCENT INTEREST CORPORATION,

by:

Name:
Title:

OSG AMERICA LLC.,

by:

Name:
Title:

OSG AMERICA L.P.,

by: OSG AMERICA LLC, its general partner,

by:

Name:
Title: